EXHIBIT 10(ai)

EIGHTH AMENDMENT TO THE
NATIONAL WESTERN LIFE INSURANCE COMPANY
NON-QUALIFIED DEFINED BENEFIT PLAN

          This Eighth Amendment to the National Western Life Insurance Company Non-Qualified Defined Benefit Plan, as amended (the "Plan") is hereby adopted by National Western Life Insurance Company (the "Company").

WITNESSETH

          WHEREAS, the Plan was originally established effective January 1, 1991;

          WHEREAS, Section 6.2 of the Plan permits the Company to amend the Plan at any time; and

          WHEREAS, the Company desires to amend the Plan to provide a benefit to Ross R. Moody, the President of the Company;

          NOW, THEREFORE, the Plan is hereby amended as follows effective as specified below:

1.        Effective as of January 1, 2003, Article IV of the Plan is hereby amended to add a new Section 4.10 immediately following Section 4.9 to read in its entirety as follows:

           "4.10   Benefit for President of the Employer

          (a)          The individual who is the President of the Employer on December 1, 2002 shall be considered an Eligible Employee and shall retroactively become a Participant in the Plan effective as of April 1, 1991; provided that Section 5.2 of the Plan shall not apply to such Participant.

          (b)          For purposes of determining the benefit which such Participant shall be entitled to receive under Sections 4.1 through 4.6 hereof, as applicable, Sections 4.1(c), 4.2(c), 4.3(c), 4.4(c), and 4.5(c) shall be applied by substituting April 1, 1991 for the Effective Date.

          (c)          For purposes of determining the benefit which such Participant shall be entitled to receive under Sections 4.1 through 4.6 hereof, as applicable, Sections 4.1(a) and (d), 4.2(a) and (d), 4.3(a) and (d), 4.4(a) and (d), and 4.5(a) and (d) shall be applied by determining a benefit for such Participant under the terms of the Qualified Plan as of December 31, 1990 (using the Participant's service and compensation from and after April 1, 1991) even though such Participant did not become a participant in the Qualified Plan until after December 31, 1990.

          (d)          Notwithstanding any provision hereof to the contrary, this Section 4.10 is not intended to duplicate and shall not be construed to duplicate any benefit which such Participant is entitled to receive under the terms of the Qualified Plan."

2.        Except as hereinabove amended, the Plan, as previously amended, shall remain in full force and effect.

          IN WITNESS WHEREOF, the Company has adopted and executed this Eighth Amendment this 17 day of December, 2002.

National Western Life Insurance Company

/S/ James P. Payne

By: James P. Payne
Its: Senior Vice President-Secretary